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                     SECURITY FUNDS PROSPECTUS SUPPLEMENT
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SECURITY GROWTH AND INCOME FUND
SECURITY EQUITY FUND
  EQUITY SERIES
  GLOBAL SERIES
  TOTAL RETURN SERIES
  SOCIAL AWARENESS SERIES
  VALUE SERIES
  SMALL COMPANY SERIES
  ENHANCED INDEX SERIES
  INTERNATIONAL SERIES
  SELECT 25 SERIES
SECURITY ULTRA FUND
MEMBERS OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 HARRISON, TOPEKA, KANSAS 66636-0001


                         SUPPLEMENT DATED MARCH 15, 2000
                      TO PROSPECTUS DATED FEBRUARY 1, 2000


EFFECTIVE  MARCH  7,  2000,  TERRY A.  MILBERGER  ASSUMED  PORTFOLIO  MANAGEMENT
RESPONSIBILITIES FOR SECURITY GROWTH AND INCOME FUND, REPLACING MICHAEL A. PETERSON. MR. PETERSON'S BIOGRAPHICAL INFORMATION APPEARING UNDER THE HEADING "PORTFOLIO MANAGERS" IS REMOVED AND MR. MILBERGER'S BIOGRAPHICAL INFORMATION UNDER THE SAME HEADING IS REPLACED WITH THE FOLLOWING INFORMATION:

TERRY A. MILBERGER, Senior Portfolio Manager of the Investment Manager, has been the manager of Equity Fund since 1981 and Growth and Income Fund since March 2000. He has been the lead manager of Select 25 Fund since its inception in January 1999 and of Total Return Fund since May 1999. He has more than 20 years of investment experience. He began his career as an investment analyst in the insurance industry, and from 1974 through 1978, he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice
President of Texas Commerce Bank and managed its pension assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a bachelor's degree in business and an M.B.A. from the University of Kansas and is a Chartered Financial Analyst.